Exhibit 99.2

Fourth Quarter / Year-End 2011 Earnings Conference Call February 16, 2012 Richard Simons Chairman, President and Chief Executive Officer Edward Gaio Vice President and Chief Financial Officer www.hardinge.com NASDAQ: HDNG

Forward-Looking Statements This presentation may contain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Any such statements are based upon management’s current expectations that involve risks and uncertainties. Any statements that are not statements of historical fact or that are about future events may be deemed to be forward-looking statements. For example, words such as “may”, “will”, “should”, “estimates”, “predicts”, “potential”, “continue”, “strategy”, “believes”, “anticipates”, “plans”, “expects”, “intends” and similar expressions are intended to identify forward-looking statements. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. The following factors are among those that could cause actual results to differ materially from the forward-looking statements, which involve risks and uncertainties, and that should be considered in evaluating any such statement: fluctuations in the machine tool business cycles, changes in general economic conditions in the U.S. or internationally, the mix of products sold and the profit margins thereon, the relative success of the Company’s entry into new product and geographic markets, the Company’s ability to manage its operating costs, actions taken by customers such as order cancellations or reduced bookings by customers or distributors, competitor’s actions such as price discounting or new product introductions, governmental regulations and environmental matters, changes in the availability of cost of materials and supplies, the implementation of new technologies and currency fluctuations. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. www.hardinge.com 2

TURNING MILLING GRINDING WORKHOLDING ROTARY $1.9 $1.4 $3.1 $4.3 $3.2 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q4 11 Net Income ($5.2) $12.0 2010 2011 2011 Net Income Solid Earnings 3 (in millions) www.hardinge.com

www.hardinge.com $15 $17 $19 $22 $32 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 $30 $20 $25 $33 $26 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 $82 $73 $87 $90 $91 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Quarterly Sales Sales Varying by Region (in millions) Q4 11 sales up 11% over Q4 10 Q4 11 sales driven by North American growth, offset by declines in Europe and Asia +$2.4 million in foreign currency translation North America $37 $36 $43 $35 $33 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Europe Asia & Other 4

Rebounding with Recovery 5 $122 $109 $64 $58 $90 $164 $158 $88 $74 $105 $70 $78 $62 $125 $147 2007 2008 2009 2010 2011 North America Europe Asia & Other $214 $345 $257 $342 $356 Yearly Sales (in millions) www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY 5

$82 $73 $87 $90 $91 Improved Operating Leverage 4.0% 3.1% 5.0% 7.0% 4.0% Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Sales and Gross Margin Operating Margin Net Sales (in millions) Q4 11 gross margin impacted by: Geographic and product mix (110 bps) Year-end inventory adjustments (120 bps) Q4 11 SG&A = $19 mm Current SG&A run rate: ~ $19 - $20 mm per quarter Sales (in millions) www.hardinge.com 28.3% 26.9% 26.0% 25.4% 24.1% Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 6

Emphasis on Productivity and Cash Sales per Employee ($ in thousands) $235 $242 $188 $216 $256 2007 2008 2009 2010 2011 Inventory Turns (Avg) Managed Working Capital* as a Percent of Sales Receivable Days Outstanding (Avg) 58% 55% 65% 46% 37% 2007 2008 2009 2010 2011 78 72 67 63 63 2007 2008 2009 2010 2011 1.6 1.6 1.5 1.8 2.1 2007 2008 2009 2010 2011 * Managed Working Capital is defined as : Receivables + Inventory - Payables - Customer Deposits www.hardinge.com 7

Driving Cash Generation See supplemental slides for EBITDA reconciliation and other important disclaimers regarding EBITDA $4.9 $4.2 $6.4 $8.3 $5.5 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Quarterly EBITDA & Margin 6.0% 5.7% 7.3% 9.2% 6.0% ($ in millions) TURNING MILLING GRINDING WORKHOLDING ROTARY www.hardinge.com 8

Strong Yearly Results See supplemental slides for EBITDA reconciliation and other important disclaimers regarding EBITDA ($ in millions) $4.3 $24.3 2010 2011 EBITDA & Margin $61.3 $91.0 2010 2011 Gross Profit & Margin 1.7% 7.1% 23.8% 26.6% TURNING MILLING GRINDING WORKHOLDING ROTARY www.hardinge.com 9

Positioned for Growth (in millions) Debt 12/31/11 Current $14.5 Long-term 7.0 Total $21.5 Total Debt $19.3 $3.6 $3.1 $2.7 $7.0 $8.5 $24.5 $1.9 $2.3 $14.5 2007 2008 2009 2010 2011 Long-Term Current Cash & Cash Equivalents $15.8 $17.9 $20.4 $30.9 $21.7 2007 2008 2009 2010 2011 Capital Expenditures $5.6 $4.7 $3.2 $3.7 $19.2 $7.5 2007 2008 2009 2010 2011* 2012E* * Reflects expansion capital investments in China and Switzerland www.hardinge.com 10

Order Trend Changing by Region (in millions) Quarterly Orders Q4 11 orders net of approximately $8.5 million of cancellations primarily from Asia Q4 11 orders reflect North American growth, offset by declines in Europe and Asia $83 $114 $108 $81 $69 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 North America $19 $23 $29 $20 $23 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 $32 $61 $44 $32 $20 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 $32 $29 $34 $30 $27 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 www.hardinge.com Europe Asia & Other 11

Geographic Diversity Creates Larger Addressable Market (in millions) Yearly Orders $361 $341 $175 $297 $372 $118 $103 $53 $67 $95 $171 $156 $50 $91 $120 $72 $82 $72 $139 $157 2007 2008 2009 2010 2011 North America Europe Asia & Other TURNING MILLING GRINDING WORKHOLDING ROTARY www.hardinge.com 12

Oxford Economics Machine Tool Forecast Source: Oxford Economics Autumn 2011 Global Machine Tool Outlook Report All MT figures are calculated using current exchange rates prior to 2011 and 2011 exchange rates after that date 13 Emerging Economies Drive Demand Growth $0 $20 $40 $60 $80 $100 $120 $140 2007 2008 2009 2010 2011 2012 2013 2014 2015 Americas Europe Asia World Machine Tool Consumption (in US$ billions) Drivers of Machine Tool Consumption: Replacement of technologically obsolete older machines Shrinking supply of skilled machinists Growing middle class in emerging economies Advancing productivity for global competitiveness China: 71% of Asian demand In 2014, Asian requirements surpass previous world peak Previous world peak surpassed in 2011 TURNING MILLING GRINDING WORKHOLDING ROTARY www.hardinge.com

Escalating Machine Tool Needs Positioned in Key Markets to Address Growing Demands Levels in US$ billions; based on 2011 exchange rates Source: Oxford Economics, Global Machine Tool Outlook, Autumn 2011 >5B 2B to 5B 1B to 2B 0.2B to 1B <0.2B Expected 2012 Machine Tool Consumption Expected 4-Year CAGR (2011 – 2015) Americas 14% Europe 10% Asia 15% World 14% TURNING MILLING GRINDING WORKHOLDING ROTARY www.hardinge.com 14

Backlog 2007 2008 2009 2010 2011 Majority will ship in next 6 months Shipping norm: 6 weeks to 3 months More complex, custom configured machines may take 6 - 9 months to ship $104 $97 $58 $106 $139 TURNING MILLING GRINDING WORKHOLDING ROTARY www.hardinge.com (in millions) 15

Outlook – 2012 and Beyond Capitalize on global expansion of machine tool consumption Leverage the strength of our brands to capture a larger share of our addressable market Deepen our channels to market through trade shows, training and supporting marketing efforts Emphasizing growth in developing economies Continually improve cash generation potential TURNING MILLING GRINDING WORKHOLDING ROTARY www.hardinge.com 16

SUPPLEMENTAL SLIDES www.hardinge.com NASDAQ: HDNG

Net Income and EBITDA Reconciliation

HARDINGE

TURNING
MILLING
GRINDING
WORKHOLDING
ROTARY

(in thousands)

	Quarter Ended					Fiscal Year Ended	
	12/31/10	3/31/11	6/30/11	9/30/11	12/31/11	12/31/10	12/31/11
GAAP net income (loss)	$ 1,924	$ 1,381	$ 3,113	$ 4,250	$ 3,242	$ (5,234)	$ 11,986
Plus: Interest expense, net	89	39	45	52	102	336	238
Income tax expense	1,253	831	1,217	2,025	300	2,168	4,373
Depreciation and amortization	1,678	1,916	1,980	1,989	1,851	7,042	7,736
EBITDA (1)	$ 4,944	$ 4,167	$ 6,355	$ 8,316	$ 5,495	$ 4,312	$ 24,333

(1) EBITDA, a non-GAAP financial measure, is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is used by management to internally measure our operating and management performance and by investors as a supplemental financial measure to evaluate the performance of our business that, when viewed with our GAAP results and the accompanying reconciliation, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our business.

www.hardinge.com

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Fourth Quarter / Year-End Earnings Conference Call February 16, 2012 NASDAQ: HDNG www.hardinge.com Edward Gaio Vice President and Chief Financial Officer Richard Simons Chairman, President and Chief Executive Officer